TCW Funds, Inc.

TCW Concentrated Value Fund – Class I and Class N

TCW Relative Value Dividend Appreciation Fund – Class I and Class N

TCW Relative Value Large Cap Fund – Class I and Class N

Supplement dated September 30, 2016 to

the Statement of Additional Information dated February 29, 2016, as amended (the “SAI”)

Disclosure relating to TCW Concentrated Value Fund

Effective immediately, TCW Concentrated Value Fund will be changing its name to TCW Focused Equities Fund. All references to TCW Concentrated Value Fund will be replaced by TCW Focused Equities Fund.

Disclosure relating to TCW Relative Value Dividend Appreciation Fund and TCW Relative Value Large Cap Fund

Effective November 1, 2016, the annual management fee table under the section entitled “Investment Advisory Agreement” on page 50 of the SAI is deleted in its entirety and replaced with the following:

U.S. Equity Funds
TCW Focused Equities Fund	0.65%
TCW Global Real Estate Fund	0.80%
TCW Growth Equities Fund	1.00%
TCW High Dividend Equities Fund	0.65%
TCW New America Premier Equities Fund	0.80%
TCW Relative Value Dividend Appreciation Fund	0.65%
TCW Relative Value Large Cap Fund	0.65%
TCW Relative Value Mid Cap Fund	0.80%
TCW Select Equities Fund	0.75%
TCW Small Cap Growth Fund	1.00%
TCW SMID Cap Fund	1.00%

U.S. Fixed Income Funds
TCW Core Fixed Income Fund	0.40%
TCW Enhanced Commodity Strategy Fund	0.50%
TCW Global Bond Fund	0.55%
TCW High Yield Bond Fund	0.45%
TCW Short Term Bond Fund	0.35%
TCW Total Return Bond Fund	0.50%

International Funds
TCW Developing Markets Equity Fund	0.80%
TCW Emerging Markets Income Fund	0.75%
TCW Emerging Markets Local Currency Income Fund	0.75%
TCW Emerging Markets Multi Asset Opportunities Fund	0.95%
TCW International Growth Fund	0.85%
TCW International Small Cap Fund	0.75%

Please retain this Supplement with your SAI for future reference.